Electronically Filed
7/18/2019 3:05 PM
Steven D. Grierson
CLERK OF THE COURT

MOT
Jay A. Shafer, Esq.
Nevada Bar No. 9184
CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
Telephone: (702) 794-4411
Fax: (702) 794-4421
jshafer@crdslaw.com
Attorneys for Petitioner
CUSTODIAL MANAGEMENT LLC

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of

PACIFIC BLUE ENERGY CORP., a Nevada Corporation,

Case No. A-17-760155-P
Dept. No. VI

HEARING REQUESTED

CUSTODIAL MANAGEMENT LLC'S MOTION TO DISCHARGE CUSTODIANSHIP AND ENTER FINAL ORDER

COMES NOW CUSTODIAL MANAGEMENT, LLC, by and through its counsel, Jay A. Shafer, and herby moves this Court to (1) approve the custodial acts take by CUSTODIAL MANAGEMENT, LLC as custodian of PACIFIC BLUE ENERGY CORP. (2) discharge CUSTODIAL MANAGEMENT, LLC as custodian of PACIFIC BLUE ENERGY CORP. and (3) return control of PACIFIC BLUE ENERGY CORP. to the Board of Directors.

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CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

This motion is made and based upon the attached Memorandum of Points and Authorities, the exhibits attached hereto, the pleadings and papers on file herein, and any oral argument this Court may wish to entertain on the matter.

Dated this 18th day of July 2019,

CORY READE DOWS & SHAFER

By:____________________
Jay A. Shafer, Esq.
Nevada Bar No. 9184
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89103
(702) 794-4411
Attorneys for Petitioner CUSTODIAL MANAGEMENT, LLC.

NOTICE OF MOTION TO DISCHARGE CUSTODIANSHIP

PLEASE TAKE NOTICE that the undersigned counsel will bring the foregoing motion and application on for hearing in Department VI of the above-entitled Court on the ___day of _________, 2019, at _____a.m./p.m. or as soon thereafter as counsel may be heard.

Dated this 18th day of July, 2019,

CORY READE DOWS & SHAFER

By:____________________
Jay A. Shafer, Esq.
Nevada Bar No. 9184
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89103
(702) 794-4411
Attorneys for Petitioner CUSTODIAL MANAGEMENT, LLC.

CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

MEMORANDUM OF POINTS AND AUTHORITIES

I. INTRODUCTION

On August 17, 2017 CUSTODIAL MANAGEMENT LLC applied for and on October 20, 2017 was appointed Custodian of PACIFIC BLUE ENERGY CORP. pursuant to NRS 78.347, a copy of the order is attached hereto as Exhibit "A". The Court's order required CUSTODIAL MANAGEMENT, LLC to complete a number of duties, including restoration of PACIFIC BLUE ENERGY CORP.'s standing as a viable corporation with the Nevada Secretary of State.

Pursuant to the Order, CUSTODIAL MANAGEMENT has:

a. Appointed interim directors and officers of the Corporation
b. Adopted restated bylaws of the Corporation.
c. Engaged the Corporation's stock transfer agent and acquired an accurate list of the Corporation's stockholders for purposes of noticing a Special Meeting of the Corporation's Stockholders;

CUSTODIAL MANAGEMENT has reinstated PACIFIC BLUE ENERGY CORP., to active with the Nevada Secretary of State. CUSTODIAL MANAGEMENT has issued a note to PACIFIC BLUE ENERGY CORP., for the costs of reinstatement and supplemental fees and costs incurred.

The Petitioner has now completed its duties as Custodian; accordingly, CUSTODIAL MANAGEMENT, LLC seeks a Court Order (1) approving the custodial acts take by CUSTODIAL MANAGEMENT, LLC, (2) discharging CUSTODIAL MANAGEMENT, LLC as custodian of PACIFIC BLUE ENERGY CORP. and (3) returning control of PACIFIC BLUE ENERGY CORP. to the Board of Directors.

II. DUTIES AS CUSTODIAN HAVE BEEN PERFORMED

As custodian of PACIFIC BLUE ENERGY CORP., CUSTODIAL MANAGEMENT, LLC owed duties to reinstate the corporation with the Nevada Secretary of State. See NRS 78.347 (3)(a). That has been done. See Print Out from Secretary State attached hereto as Exhibit "B".

CUSTODIAL MANAGEMENT, LLC has satisfied its other duties as custodian under NRS 78.347 by filing the necessary material with the Nevada Secretary of State, including disclosure of previous criminal or unlawful activities of its officers, an annual list of officers, and an appointment of registered agent. PACIFIC BLUE ENERGY CORP. is now being operated under the direction of its own Board of Directors and it no longer requires the services of a Custodian. CUSTODIAL MANAGEMENT, LLC held a shareholder meeting at which time the decision of the Custodian were ratified and a management team was approved. See Notice of Shareholder Meeting attached hereto as Exhibit "C" and Shareholder Meeting Minutes attached as Exhibit "D".

Therefore, CUSTODIAL MANAGEMENT, LLC respectfully requests that this Court enter an Order (1) approving the custodial acts taken by CUSTODIAL MANAGEMENT, LLC, (2) discharge CUSTODIAL MANAGEMENT, LLC as custodian of PACIFIC BLUE ENERGY CORP., and (3) returning control of PACIFIC BLUE ENERGY CORP. to the Board of Directors.

Dated this 18th day of July, 2019,

CORY READE DOWS & SHAFER

By:________________________

Jay A. Shafer, Esq.
Nevada Bar No. 9184
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89103
(702) 794-4411
Attorneys for Petitioner CUSTODIAL MANAGEMENT, LLC.

CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

CERTIFICATE OF SERVICE

I hereby certify that on 18th day of July, 2019, I served a true and complete copy of the foregoing Motion to Discharge Custodian and Enter Final Order by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Luniel De Beer
1016 W. University Avenue #218
Flagstaff, AZ 86001

Joel Franklin
1016 W. University Avenue #218
Flagstaff, AZ 86001

Registered Agent
321 W Winnie Ln Ste 104
Carson City, NV 89703

[signature]
An Employee of CORY READE DOWS & SHAFER

CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

Exhibit "A"

Exhibit "A"

Electronically Filed
10/20/2017 4:14 PM
Steven D. Grierson
CLERK OF THE COURT

ORDR
Jay A. Shafer, Esq.
Nevada Bar No. 9184
PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
Telephone: (702) 794-4411
Fax: (702) 794-4421
jshafer@premierlegalgroup.com
Attorneys for Petitioner
CUSTODIAL MANAGEMENT LLC

PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of

PACIFIC BLUE ENERGY CORP., a Nevada Corporation,

Case No. A-17-760155-P
Dept. No. VI

EXEMPT FROM ARBITRATION
(Equitable Relief Requested)

ORDER GRANTING APPLICATION FOR APPOINTMENT OF CUSTODIAL MANAGEMENT LLC AS CUSTODIAN OF PACIFIC BLUE ENERGY CORP.

Petitioner CUSTODIAL MANAGEMENT LLC's Motion and Application for Appointment as Custodian of PACIFIC BLUE ENERGY CORP., having been considered by the Court, the Court having considered the pleadings and papers on file herein, with no opposition being filed, and for good cause appearing therefore:

THE COURT HEREBY FINDS that:

1. PACIFIC BLUE ENERGY CORP., has failed to file required reports with the Nevada Secretary of State in violation of N.R.S 78.710.
2. PACIFIC BLUE ENERGY CORP., has failed to hold an annual meeting of stockholders for the preceding two (2) years in violation of N.R.S. 78.710
3. Petitioner, CUSTODIAL MANAGEMENT LLC, a limited liability company, is a shareholder of PACIFIC BLUE ENERGY CORP.

4. Petitioner has given reasonable and required notice as required by the NRS 78.710 et seq.

5. Beginning on July 10, 2017, Petitioner served demand upon PACIFIC BLUE ENERGY CORP., at its last known registered business address and all active members and officers last known address demanding the company comply with N.R.S. 78.710, N.R.S. 78.150 and N.R.S 78.710. Petitioner employed all reasonable efforts to contact PACIFIC BLUE ENERGY CORP.

6. Despite Petitioner's demand, no response was received from PACIFIC BLUE ENERGY CORP.

7. Petitioner has demonstrable experience in managing the affairs of Nevada corporations.

THEREFORE IT IS HEREBY ORDERED, ADJUDGED AND DECREED that

1. Pursuant to NRS 78.347, CUSTODIAL MANAGEMENT LLC is hereby appointed custodian of PACIFIC BLUE ENERGY CORP.

2. CUSTODIAL MANAGEMENT LLC is authorized to take any actions on behalf of PACIFIC BLUE ENERGY CORP., pursuant to NRS 78.347 that are reasonable, prudent or for the benefit of PACIFIC BLUE ENERGY CORP.

3. Pursuant to NRS 78.347(3)(a CUSTODIAL MANAGEMENT LLC shall comply with NRS 78.180 to reinstate PACIFIC BLUE ENERGY CORP.

4. Pursuant to NRS 78.347, CUSTODIAL MANAGEMENT LLC shall comply with NRS 78.150 to identify and name a registered agent within the State of Nevada for PACIFIC BLUE ENERGY CORP.

5. CUSTODIAL MANAGEMENT LLC shall provide notice to all stockholders of record of a meeting of stockholders of PACIFIC BLUE ENERGY CORP., that will be held after this Order is entered;

PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

6. CUSTODIAL MANAGEMENT LLC, as custodian of PACIFIC BLUE ENERGY CORP., shall submit a report to this Court of the actions taken at said stockholders meeting.

7. CUSTODIAL MANAGEMENT LLC shall, pursuant to NRS 78.347(4), file an amendment to the Articles of Incorporation of PACIFIC BLUE ENERGY CORP., ~~which~~ with RFC the Secretary of State containing the following disclosures and statements:

   a. Disclosures of any previous criminal, administrative, civil or Financial Industry Regulatory Authority, or Securities and Exchange Commission investigations, violations, or conviction concerning CUSTODIAL MANAGEMENT LLC, or its affiliates or subsidiaries;

   b. A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the last known officers or directors of PACIFIC BLUE ENERGY CORP., to request that the corporation comply with corporate formalities and to continue its business;

   c. A statement that CUSTODIAL MANAGEMENT LLC, is, in fact, is pursuing its business and attempted to further the interest of its stockholders;

   d. A statement indicating that CUSTODIAL MANAGEMENT LLC will reinstate and maintain the corporate charter of PACIFIC BLUE ENERGY CORP., and

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PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

e. Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

IT IS SO ORDERED.

Dated this 19 day of October, 2017.

DISTRICT COURT JUDGE

Submitted by:

PREMIER LEGAL GROUP

By:

JAY A. SHAFER
Nevada Bar No. 9184
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411
Fax: (702) 794-4421
JShafer@premierlegalgroup.com

PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

Exhibit "B"

Exhibit "B"

PACIFIC BLUE ENERGY CORP.

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Business Entity Information

Status:	Permanently Revoked	File Date:	4/3/2007
Type:	Domestic Corporation	Entity Number:	E0232162007-9
Qualifying State:	NV	List of Officers Due:	4/30/2011
Managed By:		Expiration Date:	
NV Business ID:	NV20071468491	Business License Exp:	4/30/2011

Additional Information

Central Index Key:	0001410187

Registered Agent Information

Registered Agent resigned

Financial Information

No Par Share Count:	0	Capital Amount:	$ 300,000.00
Par Share Count:	290,000,000.00	Par Share Value:	$ 0.001
Par Share Count:	10,000,000.00	Par Share Value:	$ 0.001

Officers

Include Inactive Officers

Director - LUNIEL DE BEER

Address 1:	1016 W. UNIVERSITY AVE., SUITE 218	Address 2:	
City:	FLAGSTAFF	State:	AZ
Zip Code:	86001	Country:	USA
Status:	Active	Email:	

President - JOEL FRANKLIN

Address 1:	1016 W. UNIVERSITY AVE., SUITE 218	Address 2:	
City:	FLAGSTAFF	State:	AZ
Zip Code:	86001	Country:	USA
Status:	Active	Email:	

Secretary - JOEL FRANKLIN

Address 1:	1016 W. UNIVERSITY AVE., SUITE 218	Address 2:	
City:	FLAGSTAFF	State:	AZ

Zip Code:	86001	Country:	USA
Status:	Active	Email:	

Treasurer - JOEL FRANKLIN			
Address 1:	1016 W. UNIVERSITY AVE., SUITE 218	Address 2:	
City:	FLAGSTAFF	State:	AZ
Zip Code:	86001	Country:	USA
Status:	Active	Email:	

Director - JOEL FRANKLIN			
Address 1:	1016 W. UNIVERSITY AVE., SUITE 218	Address 2:	
City:	FLAGSTAFF	State:	AZ
Zip Code:	86001	Country:	USA
Status:	Active	Email:	

Actions\Amendments

Click here to view 11 actions\amendments associated with this company

Exhibit "C"

Exhibit "C"

Pacific Blue Energy Corp.
PO Box 3143
Liverpool, NY 13089
Fax: 315-451-3964

June 19, 2019

Christopher S. Bright
1033 B Ave., Ste. 101, #122
Coronado, CA 92118

Re: Pacific Blue Energy Corp.

Dear Shareholder:

Please be advised that a shareholder meeting will be held on July 1, 2019 at 7325 Oswego St., Liverpool, NY 13090 to vote on several issues presented by the Board of Directors:

1. To approve all the actions of the corporate custodian, Custodial Management, LLC, in reviving the company and having convertible notes in excess of $ 5,000.00 of which $5,000 have been converted into 100,000,000 restricted common shares.

2. To approve the appointment of Carmen Joseph Carbona as an interim director and Carmen Joseph Carbona as interim officer and director and as sole officer and director for an additional three years.

3. To approve the appointment of a Robert Boyle, CPA as company auditor.

4. To change the name of the company to CannaNow Corp.

5. To approve a 1 for 2000 reverse split of the common shares of the company rounding any holdings of 99 shares or less up to 100 shares.

6. To approve filing a registration statement with the SEC to become current in reporting requirements as soon as is practicable.

For those who are unable to attend, a proxy form is enclosed to be mailed or faxed to the address listed above.

Sincerely,

/s/ Carmen Joseph Carbona

Carmen Joseph Carbona
President

Exhibit "D"

Exhibit "D"

PACIFIC BLUE ENERGY CORP.
(A NEVADA CORPORATION)

SPECIAL MEETING OF THE SHAREHOLDERS

The special meeting of the Shareholders of Pacific Blue Energy Corp. ("Pacific Blue") was held on the 1st day of July, 2019 at 11:00 AM pursuant to notice duly given to the shareholders on or about June 5, 2019, (more than ten days before the meeting of the Shareholders), in accordance with Paragraph Number 5 of the "Order Granting application for appointment of Custodial Management, LLC as Custodian of Pacific Blue Energy Corp." dated October 20, 2017."

WHEREAS, Pacific Blue has/had 101,000,000 (71.6%) shares attending the Special Meeting held on July 1, 2019; and

WHEREAS, the Custodian has revived the Company in the State of Nevada and converted $5,000.00 of convertible notes into 100,000,000 restricted common shares; it is

RESOLVED, to approve all actions of Custodial Management, LLC in the revival of Pacific Blue in the State of Nevada and the conversion of $5,000.00 in convertible notes into 100,000,000 restricted common shares.

WHEREAS, Carmen Joseph Carbona has agreed to serve as interim officer and director; it is

RESOLVED, to approve the appointment of Carmen Joseph Carbona as President, Secretary, Treasurer and Director for the next three years.

WHEREAS, Pacific Blue will require a PCOAB auditor; it is

RESOLVED, to approve Robert Boyle, CPA as company auditor.

WHEREAS, the Officers and Director of Pacific Blue wish to and, in fact, recommend that the Corporation change its name; it is

RESOLVED, that the Corporation change its name to CannaNow Corp.

WHEREAS, the Officers and Directors of Universal may wish to and recommend that the Corporation enter into a 1 for 2000 reverse split; it was

RESOLVED, to effect a 1 for 2000 reverse split of the common shares of the Corporation rounding any holdings of 99 shares or less up to 100 shares.

WHEREAS, the Officers and Directors of Pacific Blue may wish to have the Company file a registration statement with the SEC to become current in reporting requirements as soon as practicable: it is

RESOLVED, to approve filing a registration statement with the SEC.

IT WAS FURTHER RESOLVED, that the proper officers of the Corporation be, and each of them hereby is, authorized, empowered and directed in the name and on behalf of the Corporation, to take any and all actions reasonably necessary or appropriate to carry out the intent of the above resolutions, including the execution of documents and making any filings with the State of Nevada or the federal securities authorities as they deem necessary or appropriate, and that any and all actions taken by the officers in connection therewith are hereby ratified, confirmed, and approved.

This Resolution may be executed in counter parts and by facsimile and such counterparts and facsimile copies shall be conclusive evidence of the consent and ratification of the matters contained herein by the undersigned director(s).

[Signature page follows.]

IN WITNESS WHEREOF, I have set my hand as the Secretary of Pacific Blue Energy Corp. on this 1st day of July, 2019.

Carmen Joseph Carbona, Secretary

Concetta M. Carey

CONCETTA M. CAREY
Notary Public, State of New York
Qualified in Oswego Co. No. 01CA4995011
Commission Expires April 13, 2022